 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 ___________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013 (May 17, 2013)

Trade Street Residential, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida 33180
(Address of Principal Executive Offices) (Zip Code)

(786) 248-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note.

On May 21, 2013, Trade Street Residential, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of the acquisition of Woodfield Creekstone Apartment Homes (“Creekstone”) on May 17, 2013. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K. Leasing for Creekstone commenced in August 2012. Physical occupancy at the property has increased each month since leasing commenced and, at the time of the Company’s acquisition of Creekstone, the property had a physical occupancy of 83.6% and was 92.6% leased. The Company expects that the revenues for Creekstone for the nine months ending December 31, 2013 will significantly improve as a result of continued increases in physical occupancy. As such, the reported financial information may not necessarily be indicative of future revenues.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Company may make, contain forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the Company’s expectations with respect to continued increases in occupancy and improvements in operating results. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Risk Factors” contained in the final prospectus related to the Company’s public offering dated May 13, 2013 filed with the SEC in accordance with Rule 424(b) of the Securities Act, on May 14, 2013 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. The Company has no duty to, and does not intend to, update or revise the forward-looking statements in this discussion after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

	Report of Independent Auditors	4

	Statements of Revenues and Certain Expenses for the three month period ended March 31, 2013 (unaudited) and for the period from August 1, 2012 (inception of operations) through December 31, 2012	5

	Notes to Statements of Revenue and Certain Expenses	6

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013	9

	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2013	10

	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2012	11

	Notes Pro Forma Condensed Consolidated Financial Statements	12

(d)	Exhibits.

	23.1 Consent of Independent Registered Public Accounting Firm

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REPORT OF INDEPENDENT AUDITORS

To Trade Street Residential, Inc.

Aventura, Florida

We have audited the accompanying statement of revenues and certain expenses (as described in Note 2) of Woodfield Creekstone Apartment Homes (the “Property”) for the period from August 1, 2012 (inception of operations) through December 31, 2012. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Trade Street Residential, Inc. as described in Note 2, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 of Woodfield Creekstone Apartment Homes for the period from August 1, 2012 (inception of operations) through December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Mallah Furman

Miami, Florida

April 3, 2013, except for Notes 1 and 4

which are as of August 1, 2013

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Woodfield Creekstone Apartment Homes
Statements of Revenues and Certain Expenses
For the three month period ended March 31, 2013
and the period from August 1, 2012 (inception of operations) through December 31, 2012

	Three month period ended March 31, 2013	Period from August 1, 2012 (inception of operations) through December 31, 2012
	(Unaudited)

Revenues:
Rental revenue, net	$393,572	$142,343
Other property income	77,905	34,716
Revenues- Total	471,477	177,059
Certain expenses:
Payroll and benefits	106,445	149,949
Repairs and maintenance	4,059	-
Property Insurance	9,118	13,034
Real estate taxes	10,628	17,713
Utilities	56,215	37,032
General and administrative	43,267	49,270
Other property operating expenses	37,304	12,610
Certain Expenses- Total	267,036	279,608
Revenues in excess of certain expenses	$204,441	$(102,549)

The accompanying notes are an integral part of these financial statements

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Woodfield Creekstone Apartment Homes

Notes to Statements of Revenues and Certain Expenses

NOTE 1. DESCRIPTION OF OPERATIONS

The accompanying statements of revenues and certain expenses include the operations of Woodfield Creekstone Apartment Homes (the “Property”), a 256 unit multi-family rental apartment complex contained in 10 three and four story apartment buildings, located in Durham, North Carolina. The Property was acquired by Trade Street Residential, Inc. on May 17, 2013 and was approximately 67% and 57% occupied as of March 31, 2013 and December 31, 2012, respectively.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. These statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the Property for the applicable periods, as certain expenses which may not be compatible to the expenses to be incurred in the proposed future operations of the Property have been excluded. Expenses excluded consist of third party property management fees and capital expenditures charged to operations. Management is not aware of any other non-compatible expenses related to the Property, other than those discussed, that would cause the statements of revenues and certain expenses not to be indicative of future operating results.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reported revenues and certain expenses. Actual results could materially differ from these estimates.

Revenue recognition

The residential property is leased under operating leases with terms of generally one year or less. Rental revenues from residential leases, which may include periods of free rent and/or scheduled increases of rental rates over the term of the lease are recognized on the straight-line basis.

Under the terms of the residential leases, residents are obliged to reimburse the Property for water usage and trash, where the Property is the primary obligor to the local utility. These reimbursements are included in other property income in the accompanying statements of revenues and certain expenses. The reimbursements for the three month period ended March 31, 2013 and the period August 1, 2012 through December 31, 2012 were approximately $19,800 and $8,500, respectively.

Operating expenses

Operating expenses represent the direct expenses of operating the Property and consist primarily of payroll and benefits, repairs and maintenance, real estate taxes, utilities, marketing and other operating expenses that are expected to continue in the proposed future operations of the Property.

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Woodfield Creekstone Apartment Homes

Notes to Statements of Revenues and Certain Expenses (Continued)

NOTE 3. COMMITMENTS AND CONTINGENCIES

The Property is a party to various contracts with third parties for certain services and maintenance. Some of these contracts may span more than one year in duration. The total amount of these commitments has not been determined.

The Property is not presently involved in any material litigation, nor, to Management’s knowledge is any material litigation threatened against the Property, other than routine litigation arising in the ordinary course of business such as disputes with tenants. The Property believes that the costs and related liabilities, if any, which may result from such actions will not materially affect the Property’s operating results.

NOTE 4. SUBSEQUENT EVENTS

Property management has evaluated events and transactions for potential recognition or disclosure through August 1, 2013, the date this financial information was available to be issued. Management has determined that there are no subsequent events or transactions to report.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma financial statements have been prepared to provide pro forma information with regard to the acquisition of Woodfield Creekstone Apartment Homes (”Creekstone”), which Trade Street Residential, Inc. (“the Company”), through Trade Street Operating Partnership, L.P., its majority-owned subsidiary, acquired from an unrelated party on May 17, 2013.

The unaudited pro forma condensed consolidated balance sheet for the Company and Creekstone is presented as if the acquisition had occurred as of March 31, 2013.

The unaudited pro forma condensed consolidated statements of operations for the Company and Creekstone for the twelve months ended December 31, 2012 and the three months ended March 31, 2013, give effect to the Company’s acquisition of Creekstone, as if it had occurred on the first day of the earliest period presented. The pro forma adjustments column presented on the pro forma consolidated statement of operations for the year ended December 31, 2012 includes the financial information for Creekstone for the period from August 1, 2012 (inception of operations) through December 31, 2012. The pro forma adjustments column presented on the pro forma consolidated statement of operations for the three months ended March 31, 2013, includes the financial information for Creekstone for the full three months, as Creekstone was acquired subsequent to March 31, 2013 and therefore was not included in Trade Street's historical financial statements.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and subsidiaries and of Creekstone. These pro forma statements may not be indicative of the results that actually would have occurred had the acquisition been in effect on the dates indicated or which may be obtained in the future.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the period indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements for the year ended December 31, 2012 included in the Company’s Registration Statement on Form S-11 (File No. 333-1855936), as amended, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

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TRADE STREET RESIDENTIAL INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2013

(Unaudited)

		Pro Forma	Pro Forma
	Historical	Adjustments	Consolidated
	(A)	(B)
ASSETS:
Real estate:
Land and improvements	$42,398,134	$3,993,562	$46,391,696
Buildings and improvements	161,268,977	30,823,316	192,092,293
Furniture, fixtures, and equipment	6,900,080	301,982	7,202,062
	210,567,191	35,118,860	245,686,051
Less accumulated depreciation	(9,160,754)		(9,160,754)
Net investment in operating properties	201,406,437	35,118,860	236,525,297

Land held for future development	44,113,093		44,113,093
Operating properties held for sale	26,920,951		26,920,951
Net real estate assets	272,440,481	35,118,860	307,559,341

Other assets:
Cash and cash equivalents	3,227,547	(12,901,270)	(9,673,723	)(C)
Restricted cash and lender reserves	2,681,459		2,681,459
Intangible asset - In place leases	1,309,641	681,140	1,990,781
Investment in unconsolidated joint venture	2,518,886		2,518,886
Deferred financing costs	2,340,228		2,340,228
Due from related parties	820,417		820,417
Deferred offering costs	3,987,557	351,270	4,338,827
Prepaid expenses and other assets	4,039,391		4,039,391
Discontinued operations	736,631		736,631
	21,661,757	(11,868,860)	9,792,897

TOTAL ASSETS	$294,102,238	$23,250,000	$317,352,238

LIABILITIES:
Indebtedness	162,865,950	23,250,000	186,115,950
Accrued interest payable	847,479		847,479
Accounts payable and accrued expenses	4,942,261		4,942,261
Dividends payable	127,264		127,264
Due to related parties	235,536		235,536
Security deposits and deferred rent	598,559		598,559
Payable for the redemption of noncontrolling interest	6,007,500		6,007,500
Acquisition consideration payable in preferred stock	294,000		294,000
Discontinued operations	26,620,845		26,620,845
TOTAL LIABILITIES	202,539,394	23,250,000	225,789,394

Commitments & contingencies

STOCKHOLDERS' EQUITY:
Class A preferred stock	3,091		3,091
Common stock	47,174		47,174
Additional paid-in capital	111,479,771		111,479,771
Accumulated deficit	(40,105,111)		(40,105,111)
TOTAL STOCKHOLDERS' EQUITY - TRADE STREET RESIDENTIAL, INC.	71,424,925	-	71,424,925
Noncontrolling interests	20,137,919		20,137,919
TOTAL STOCKHOLDERS' EQUITY	91,562,844	-	91,562,844

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$294,102,238	$23,250,000	$317,352,238

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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TRADE STREET RESIDENTIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2013

(Unaudited)

		Pro Forma		Pro Forma
	Historical	Adjustments		Consolidated
	(D)

REVENUE:
Rental revenue	$5,481,772	$393,572	(E)	$5,875,344
Other property revenues	552,534	77,905	(E)	630,439
TOTAL REVENUE	6,034,306	471,477		6,505,783

OPERATING EXPENSES:
Property operations	1,909,474	204,023	(E)	2,113,497
Real estate taxes and insurance	919,135	19,746	(E)	938,881
General and administrative	1,564,684	43,267	(E)	1,607,951
Depreciation and amortization	2,415,845	531,324	(F)	2,947,169
Acquisition costs	222,176	-		222,176
TOTAL OPERATING EXPENSES	7,031,314	798,360		7,829,674

LOSS FROM OPERATIONS	(997,008)	(326,883)		(1,323,891)

OTHER INCOME (EXPENSES), NET:
Income from unconsolidated joint venture	37,331	-		37,331
Interest income	21,809	-		21,809
Interest expense	(3,402,891)	(234,306	)(G)	(3,637,197)

TOTAL OTHER EXPENSE, NET	(3,343,751)	(234,306)		(3,578,057)

LOSS FROM CONTINUING OPERATIONS	(4,340,759)	(561,189)		(4,901,948)

Loss allocated to noncontrolling interest holders	555,223	-		555,223
Dividends declared and accreted on preferred stock and units	(254,269)	-		(254,269)
Extinguishment of equity securities	11,715,683	-		11,715,683
Adjustments attributable to participating securities	(2,520,772)	-		(2,520,772)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$5,155,106	$(561,189)		$4,593,917

Net income attributable to common stockholders	$1.09			$0.97

Weighted average number of shares - basic and diluted	4,717,375			4,717,375

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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TRADE STREET RESIDENTIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(Unaudited)

		Pro Forma		Pro Forma
	Historical	Adjustments		Consolidated
	(H)

REVENUE:
Rental revenue	$15,808,840	$142,343	(I)	$15,951,183
Other property revenues	1,791,588	34,716	(I)	1,826,304
Advisory fees from related party	189,980	-		189,980
TOTAL REVENUE	17,790,408	177,059		17,967,467

OPERATING EXPENSES:
Property operations	6,634,054	199,591	(I)	6,833,645
Real estate taxes and insurance	2,636,288	30,747	(I)	2,667,035
General and administrative	3,794,038	49,270	(I)	3,843,308
Depreciation and amortization	6,099,926	885,540	(J)	6,985,466
Acquisition costs	2,336,050	-		2,336,050
TOTAL OPERATING EXPENSES	21,500,356	1,165,148		22,665,504

LOSS FROM OPERATIONS	(3,709,948)	(988,089)		(4,698,037)

OTHER INCOME (EXPENSES), NET:
Income from unconsolidated joint venture	45,739	-		45,739
Interest income	77,095	-		77,095
Interest expense	(5,738,123)	(390,510	)(K)	(6,128,633)

TOTAL OTHER EXPENSE, NET	(5,615,289)	(390,510)		(6,005,799)

LOSS FROM CONTINUING OPERATIONS	(9,325,237)	(1,378,599)		(10,703,836)

Loss allocated to noncontrolling interest holders	1,708,734	-		1,708,734
Dividends declared and accreted on preferred stock and units	(375,482)	-		(375,482)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(7,991,985)	$(1,378,599)		$(9,370,584)

Net loss attributable to common stockholders	$(3.51)			$(4.11)

Weighted average number of shares - basic and diluted	2,278,094			2,278,094

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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TRADE STREET RESIDENTIAL, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

BALANCE SHEET

A.	Reflects the historical condensed consolidated balance sheet of Trade Street Residential, Inc. (the “Company”) as of March 31, 2013.

B.	On May 17, 2013, the Company completed the acquisition of Woodfield Creekstone Apartment Homes (“Creekstone”). The acquisition consideration of $35,800,000 was paid with cash of $12,550,000 and a new mortgage loan of $23,250,000. The mortgage has a 10 year term and bears interest at a fixed rate of 3.88% with monthly payments of interest only for the initial 36 months and monthly payments of principal and interest thereafter until maturity. The costs of the acquired tangible and intangible assets were allocated as follows based on estimates of their fair value in accordance with ASC 805, Business Combinations.

Land	$2,969,485
Site improvements	1,024,077
Building	30,823,316
Furniture fixtures and equipment	301,982
In-place leases	681,140
Net assets acquired	$35,800,000

In conjunction with obtaining the mortgage loan, the Company recorded deferred loan costs of $351,270, which will be amortized using the straight line method over the life of the loan.

C.	Does not reflect the Company’s public offering on May 16, 2013 of 6,250,000 shares of its common stock at a public offering price of $10.00 per share. The Company received approximately $56.3 million in total net proceeds from the offering after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, prior to the exercise of the underwriters' over-allotment option. The Company used $12,550,000 of the net proceeds of the offering to fund the cash portion of the purchase price of Creekstone.

STATEMENT OF OPERATIONS

D.	Reflects the historical condensed consolidated statement of operations of the Company for the three months ended March 31, 2013.

E.	Reflects the historical operations of Creekstone for the three month period ended March 31, 2013.

F.	Represents the depreciation of the buildings (over 14-49 years), furniture and fixtures (over 5 years) and in-place leases (over six months) based on the purchase price allocation in accordance with ASC 805, assuming the acquisition of Creekstone took place on January 1, 2012.

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G.	Represents interest expense on the mortgage loan at 3.88%, assuming the acquisition of Creekstone took place on January 1, 2012.

H.	Reflects the historical condensed consolidated statements of operations of the Company for the year ended December 31, 2012. The historical loss from continuing operations for the year ended December 31, 2012 excludes certain discontinued operations that had previously been reported in continuing operations.

I.	Reflects the historical operations of Creekstone for the period from August 1, 2012 (inception of operations) through December 31, 2012.

J.	Represents the depreciation of the buildings (over 14-49 years), furniture and fixtures (over 5 years) and in-place leases (over six months) based on the purchase price allocation in accordance with ASC 805, assuming the acquisition of Creekstone took place on January 1, 2012.

K.	Represents interest expense on the mortgage loan at 3.88%, assuming the acquisition of Creekstone took place on January 1, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: August 1, 2013	By:	/s/ Bert Lopez
Bert Lopez
Chief Financial Officer, Chief Operating Officer and Secretary

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